SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549

                           FORM 8-K

                        CURRENT REPORT

               Pursuant to Section 13 or 15(d)
            of the Securities Exchange Act of 1934

              Date of Report - January 24, 2003

                     TOWER BANCORP, INC.
                     -------------------
   (Exact name of registrant as specified in its charter)

 Pennsylvania                 2-89573	      25-1445946
--------------            ----------------    --------------
(State or other           (Commission File    (IRS Employer
jurisdiction of                Number)        Identification
incorporation)                                    Number)


Center Square, Greencastle, Pennsylvania             17225
----------------------------------------          ----------
(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including
area code:  (717) 597-2137
            --------------



                             N/A
-------------------------------------------------------------
(Former name or former address, if changed since last report)






















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                Index to Exhibits Found on Page 4


Item 1.   Changes in Control of Registrant.
          ---------------------------------

          Not Applicable.

Item 2.   Acquisition or Disposition of Assets.
          -------------------------------------

          Not Applicable.

Item 3.   Bankruptcy or Receivership.
          ---------------------------

          Not Applicable.

Item 4.   Changes in Registrant's Certifying Accountant.
          ----------------------------------------------

          Not Applicable.

Item 5.   Other Events.
          -------------

          On January 22, 2003, Tower Bancorp, Inc. issued a news release announcing Mark Gayman has accepted an invitation to join the Board of Directors.

Item 6.   Resignations of Registrant's Directors.
          ---------------------------------------

          Not Applicable.

Item 7.   Financial Statements and Exhibits.
          ----------------------------------

          (a) Not Applicable.

          (b) Not Applicable.

          (c) Exhibit:

              99  News Release, dated January 22, 2003, of
                  Tower Bancorp, Inc.

Item 8.   Change in Fiscal Year.
          ----------------------

          Not Applicable.

Item 9.   Regulation FD Disclosure.
          ------------------------

          Not Applicable.






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          Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              TOWER BANCORP, INC.
                              (Registrant)


Dated:  January 24, 2003     /s/ Franklin T. Klink, III
        ----------------     -------------------------------
                             Franklin T. Klink, III
                             Chief Financial Officer






































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EXHIBIT INDEX


                                                   Page Number
                                                   In Manually
Exhibit                                          Signed Original

          99  News Release, dated January 22, 2003,
              of Tower Bancorp, Inc.                     5












































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                                                Exhibit 99

                                     FOR IMMEDIATE RELEASE
                                     FOR FURTHER INFORMATION:
                                     Franklin T. Klink, III
                                     Chief Financial Officer
                                     (717) 597-2137

           MARK GAYMAN JOINS BOARD OF DIRECTORS AT
           THE FIRST NATIONAL BANK OF GREENCASTLE


GREENCASTLE, PA January 22, 2003 - The Board of Directors of Tower Bancorp, Inc. and The First National Bank of Greencastle recently announced that Mark Gayman has accepted an invitation to join the Board of Directors. Mr. Gayman will adhere to the Bank's Mission Statement and contribute to the Bank's strategic plan to achieve significant growth, development, and profitability to its shareholders.

          Jeff B. Shank, President and CEO stated, "Mark will make an excellent addition to our Board of Directors and we are pleased that he has accepted this position. His experience in the agricultural and farming industry will be invaluable to the Board of Directors. We are confident that he will represent the interests of the shareholders of Tower Bancorp, Inc. and the customers of The First National Bank of Greencastle."

          Gayman is owner of Gaymere Farms located in Waynesboro, Pennsylvania. He is a member of the Pennsylvania Farm Bureau and serves on the State Dairy Committee and the Franklin County National Legislative Committee. Mr. Gayman is a member of the Franklin County 4-H Development Committee and has been a leader of the Quincy/Washington Township 4-H Dairy Club for 31 years. He also serves on the Quincy Township Zoning Board. Additionally, he is a member of the Maryland and Virginia Milk Cooperative and serves on their local advisory board. Mr. Gayman is also a member of the Pennsylvania Forage and Grassland Council.

          Gayman is a member of Solomon's Evangelical Lutheran
Church and serves on the stewardship/finance committee. He lives in the Waynesboro area with his wife, Sally and has two daughters.

          The First National Bank of Greencastle is the sole subsidiary of Tower Bancorp, Inc. (TOBC) with assets of over $ 262 million and has eight office locations. It is also the oldest, locally owned bank in Franklin County.

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